DEFERRED REVENUE	12 Months Ended
Dec. 31, 2025
DEFERRED REVENUE
DEFERRED REVENUE

11.DEFERRED REVENUE

The deferred revenue balance consists of:

	At December 31	At December 31
(in thousands)	2025	2024

CLJV Toll Milling-Ecora	$31,910	$33,993
Uranium Prepayment	8,235	—
	$40,145	$33,993

Deferred revenue-by balance sheet presentation:
Current	$4,517	$4,501
Non-current	35,628	29,492
	$40,145	$33,993

The CLJV toll milling continuity summary is as follows:

(in thousands)	2025	2024

Balance-January 1	$33,993	$34,958
Revenue recognized during the period (note 18)	(4,918)	(4,023)
Accretion (note 17)	2,835	3,058
Balance- December 31	$31,910	$33,993

Arrangement with Ecora

In February 2017, Denison closed an arrangement with Ecora Resources PLC (“Ecora”) pursuant to which, Denison received an upfront payment of $43,500,000 in exchange for its right to receive specified future toll milling cash receipts from the MLJV earned by the Company related to the processing of specified Cigar Lake ore through the McClean Lake mill under the current toll milling agreement with the CLJV from July 1, 2016 onwards (the “Ecora Arrangement”). The up-front payment was based upon an estimate of the gross toll milling cash receipts to be received by Denison discounted at a rate of 8.50%.

The Ecora Arrangement represents a contractual obligation of Denison to pay onward to Ecora any cash proceeds of future toll milling revenue earned by the Company related to the processing of the specified Cigar Lake ore through the McClean Lake mill. The deferred revenue balance represents a non-cash liability, which is adjusted as any toll milling revenue received by Denison is passed through to Ecora, or any changes in Cigar Lake Phase 1 and Phase 2 tolling milling production estimates are recognized.

During 2025, the Company recognized $4,918,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 19,148,000 pounds U3O8 (100% basis). The draw - down in 2025 includes a cumulative increase in revenue for prior periods of $113,000 resulting from changes in estimates to the toll milling rates during 2025.

During 2024, the Company recognized $4,023,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 16,927,000 pounds U3O8 (100% basis). The drawdown in 2024 includes a cumulative decrease in revenue for prior periods of $207,000 resulting from changes in estimates to the toll milling drawdown rate during 2024.

The current portion of the deferred revenue liability reflects Denison’s estimate of Cigar Lake toll milling over the next 12 months. This assumption is based on current mill packaged production expectations and is reassessed on a quarterly basis.

Uranium Prepayment

In 2025, Denison entered a uranium sales contract with a third party which included upfront cash prepayments. Under this arrangement, Denison received $8,235,000 (US$6,000,000) in December 2025, with an additional US$4,000,000 due by the end of 2026. As consideration for the prepayments, the counterparty will receive a discount from the then prevailing market price on the sale of 4.5 million pounds of U3O8, with scheduled deliveries from 2028-2033. The prepayment has been recorded as deferred revenue. The amount of the upfront payment included a significant financing component, so the Company will recognize accretion expense on the deferred revenue.